                                                                    EXHIBIT 99.1

-----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                         ACCRUAL BASIS -1
-----------------------------------------------

-----------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------------

-----------------------------------------------
JUDGE: Honorable Mary F. Walrath
-----------------------------------------------

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                     CONSOLIDATED MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING: April 30, 1999
             FOR THE PERIOD: April 1, 1999 through April 30, 1999
================================================================================

                                                   Document          Previously          Explanation
Required Attachments                               Attached         Submitted            Attached
1. Tax Receipts                                     (X)                ( )                  ( )

2. Bank Statements                                  (X)                ( )                  ( )

3. Most recently filed Income Tax                   ( )                (X)                  ( )
   Return

4. Most recent Annual Financial                     ( )                (X)                  ( )
   Statements prepared by accountant

NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE ABOVE CAPTIONED CASES.



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Thaddeus Bereday                                 President
-----------------------------------------------      ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Thaddeus Bereday                                              6/15/99
-----------------------------------------------      ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                DATE

PREPARER:

/s/ Lois Mannon                                      Chief Accounting Officer
-----------------------------------------------      ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Lois Mannon                                                    6/15/99
-----------------------------------------------      ---------------------------
PRINTED NAME OF PREPARER                                         DATE

Pursuant to an agreement with the office of the United States Trustee, this report is to be filed no later than the 45th day of the month following the end of the month covered by the report.

-----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                      ACCRUAL BASIS - 2
-----------------------------------------------

-----------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------------

                                                                 SECOND QUARTER

    COMPARATIVE BALANCE SHEET

---------------------------------------------------------------------------------------------------
                                                     MONTH               MONTH               MONTH
ASSETS
---------------------------------------------------------------------------------------------------
    UNRESTRICTED  CASH
    RESTRICTED  CASH                               SEE ATTACHED BALANCE SHEET
 1. TOTAL CASH
 2. ACCOUNTS RECEIVABLE (NET)
 3. INVENTORY                                      NOTE:  THE APRIL MONTHLY OPERATING REPORT
 4. NOTES RECEIVABLE                               INCLUDES FINANCIAL STATEMENTS FOR THE
 5. PREPAID EXPENSES                               MONTH ENDED MARCH 31, 1999 WHICH WERE
 6. OTHER (ATTACH LIST)                            OMITTED FROM THE PREVIOUS MONTH'S
 7. TOTAL CURRENT ASSETS                           OPERATING REPORT, AS DESCRIBED IN THE
 8. PROPERTY, PLANT & EQUIPMENT                    ADDENDUM TO THE MARCH MONTHLY
 9. LESS:  ACCUMULATED                             OPERATING REPORT.
    DEPRECIATION / DEPLETION
10. NET PROPERTY, PLANT &
    EQUIPMENT
11. DUE FROM AFFILIATES & INSIDERS
    AMORTIZATION (ATTACH LIST)
13. OTHER (ATTACH LIST)
14. TOTAL ASSETS
---------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
16. TAXES PAYABLE
17. NOTES PAYABLE
18. PROFESSIONAL FEES
19. SECURED DEBT
20. DUE TO AFFILIATES & INSIDERS
21. OTHER (ATTACH  LIST)
22. TOTAL POSTPETITION
    LIABILITIES
---------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------
23. SECURED DEBT
24. PRIORITY DEBT
25. UNSECURED DEBT
26. OTHER (ATTACH LIST)
27. TOTAL PREPETITION LIABILITIES
28. TOTAL LIABILITIES
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
    DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
31. TOTAL EQUITY
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
---------------------------------------------------------------------------------------------------

                          SMARTALK TELESERVICES, INC.
                           DEBTORS - IN - POSSESSION
                         CONSOLIDATING BALANCE SHEETS
                            AS OF:  APRIL 30, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                            NON-DEBTOR SUBSIDIARIES
                                                          (Provided for informational
                                                      purposes only on a basis consistent
                                                        with the Debtors previous public
                                                              financial reporting)


                                                                                                            TOTAL
                                                      SMTK                       SMTK                     DEBTORS &
Assets                                              DEBTORS                   NON-DEBTORS                NON-DEBTORS
                                                   -----------                -----------               -------------
Current Assets:
Cash                                                92,883,354                 1,096,222                   93,979,576
AT&T Holdback Note Receivable                       40,000,000                         -                   40,000,000
Interest Receivable                                    166,667                         -                      166,667
Notes Receivable, net                                4,583,112                         -                    4,583,112
Inventory                                            4,700,005                         -                    4,700,005
Prepaid Expenses                                       337,237                         -                      337,237
                                                   -----------               -----------                -------------
Total Current Assets                               142,670,375                 1,096,222                  143,766,597
                                                   -----------               -----------                -------------
Non Current:
Property and equipment, net                          1,504,260                         -                    1,504,260
                                                   -----------               -----------                -------------
Total Non Current                                    1,504,260                         -                    1,504,260

Total Assets                                       144,174,635                 1,096,222                  145,270,857
                                                   ===========               ===========                =============
Liabilities and Equity
Current Liabilities:
Post-Petition Accounts Payable                         999,045                   764,839                    1,763,884
Excise & Sales Tax Payable                             186,739                         -                      186,739
Other Accrued                                        5,722,044                         -                    5,722,044
                                                   -----------               -----------                -------------
Total Current Liabilities                            6,907,828                   764,839                    7,672,667

Pre-Petition Liabilities:
Accounts Payable                                    46,855,140                         -                   46,855,140
Excise & Sales Tax Payable                           2,465,778                         -                    2,465,778
Other Accrued                                       19,066,786                         -                   19,066,786
Secured Debt                                        10,000,000                         -                   10,000,000
Accrued Interest                                     5,295,945                         -                    5,295,945
Long Term Debt                                     150,867,550                         -                  150,867,550
Note Payable Other                                   4,297,998                         -                    4,297,998
Intercompany Payable                                (4,451,955)                4,451,955                            -
                                                   -----------               -----------                -------------
Total Pre-Petition Liabilities                     234,397,242                 4,451,955                  238,849,197
                                                   -----------               -----------                -------------

Total Liabilities                                  241,305,071                 5,216,794                  246,521,865

Shareholder Equity (Deficit):
Common Stock                                       278,227,663                         -                  278,227,663
Beginning Accumulated Deficit                     (170,658,280)               (3,695,301)                (174,353,581)
Current Year Profit (Loss)                        (204,699,819)                 (425,271)                (205,125,090)
                                                   -----------                ----------                -------------

Total Shareholders Equity                          (97,130,436)               (4,120,572)                (101,251,008)
                                                   -----------                ----------                -------------

Total Liabilities and Equity                       144,174,635                 1,096,222                  145,270,857
                                                   ===========                ==========                =============

Readers are cautioned to read the attached addendum to the financial statements.

                          SMARTALK TELESERVICES, INC.
                           DEBTORS - IN - POSSESSION
                         CONSOLIDATING BALANCE SHEETS
                            AS OF:  MARCH 31, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.


                            NON-DEBTOR SUBSIDIARIES
                          (Provided for informational
                      purposes only on a basis consistent
                       with the Debtors previous public
                             financial reporting)


                                                                                                         TOTAL
                                                     SMTK                       SMTK                    DEBTORS &
Assets                                             DEBTORS                  NON-DEBTORS                NON-DEBTORS
                                                 ------------               -----------                -----------
Current Assets:
Cash                                                        -                        -                            -
Accounts Receivable from AT&T                      96,456,241                1,200,000                   97,656,241
Accounts Receivable Trade                                   -                        -                            -
Allowance for doubtful accounts                             -                        -                            -
AT&T Holdback Note Receivable                      40,000,000                        -                   40,000,000
Notes Receivable, net                               4,583,112                        -                    4,583,112
Inventory                                           4,700,005                        -                    4,700,005
Prepaid Expenses                                      418,393                        -                      418,393
Other Current Assets                                        -                        -                            -
                                                 ------------               ----------                 ------------
Total Current Assets                              146,157,751                1,200,000                  147,357,751
                                                 ------------               ----------                 ------------
Non Current:
Property and equipment, net                         1,538,260                        -                    1,538,260
Intangibles, net                                            -                        -                            -
                                                 ------------               ----------                 ------------
Total Non Current                                   1,538,260                        -                    1,538,260

Total Assets                                      147,696,011                1,200,000                  148,896,011
                                                 ============               ==========                 ============
Liabilities and Equity
Current Liabilities:
Post-Petition Accounts Payable                              -                  808,350                      808,350
Deferred Revenue                                            -                        -                            -
Excise & Sales Tax Payable                            595,169                        -                      595,169
Accrued Marketing Cost                                      -                        -                            -
Other Accrued                                       4,761,902                        -                    4,761,902
                                                 ------------               ----------                 ------------
Total Current Liabilities                           5,357,071                  808,350                    6,165,421

Pre-Petition Liabilities:
Accounts Payable                                   49,688,838                        -                   49,688,838
Excise & Sales Tax Payable                          2,465,777                        -                    2,465,777
Other Accrued                                      19,066,785                        -                   19,066,785
Secured Debt                                       10,000,000                        -                   10,000,000
Accrued Interest                                    4,469,027                        -                    4,469,027
Long Term Debt                                    150,867,550                        -                  150,867,550
Note Payable Other                                  4,297,999                        -                    4,297,999
Intercompany Payable                               (4,451,955)               4,451,955                            -
                                                 ------------               ----------                 ------------
Total Pre-Petition Liabilities                    236,404,021                4,451,955                  240,855,976
                                                 ------------               ----------                 ------------

Total Liabilities                                 241,761,092                5,260,305                  247,021,397

Shareholder Equity (Deficit):
Common Stock                                      278,227,663                        -                  278,227,663
Beginning Accumulated Deficit                    (170,658,280)              (3,695,301)                (174,353,581)
Current Year Profit (Loss)                       (201,634,464)                (365,004)                (201,999,468)
                                                 ------------               ----------                  ------------

Total Shareholders Equity                         (94,065,081)              (4,060,305)                 (98,125,386)
                                                 ------------               ----------                  ------------

Total Liabilities and Equity                      147,696,011                1,200,000                  148,896,011
                                                 ============               ==========                  ============

Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                            DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                      For the month ended April 30, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40 million promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. Although the Company and AT&T have not yet finalized the Closing Statements, AT&T has suggested that the principal amount of the Holdback Note be reduced by $4,578,072 to $35,421,928. Due to the uncertainty surrounding the amount of offsets, if any, against the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated face amount until the Closing Statements are finalized.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company has recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The liquidation of such assets has not yet occurred and thus the actual liquidation value and impairment loss may differ from the Company's preliminary estimates which have been used to prepare the financial statements included herein. The Company undertakes no obligation to update its estimate of the loss or impairment of assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports). The Company will adjust the carrying amounts of such assets in future reporting periods when more accurate realizable values are determined.



          The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

DEBTORS: WORLDWIDE DIRECT, INC., et al.                 ACCRUAL BASIS - 3
---------------------------------------------

---------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)                        SECOND QUARTER
---------------------------------------------               ------


INCOME STATEMENT

----------------------------------------------------------------------------------------------------------------
                                                      MONTH        MONTH          MONTH       QUARTER
REVENUES                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------
  1. GROSS REVENUES
  2. LESS: RETURNS & DISCOUNTS                        SEE ATTACHED INCOME STATEMENT
  3. NET REVENUE
----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------
  4. BEGINNING INVENTORY                                           NOTE:  THE APRIL MONTHLY OPERATING REPORT
  5. ADD: PURCHASES                                                INCLUDES FINANCIAL STATEMENTS FOR THE
  6. LESS: ENDING INVENTORY                                        MONTH ENDED MARCH 31, 1999 WHICH WERE
  7. TOTAL COST OF GOODS SOLD                                      OMITTED FROM THE PREVIOUS MONTH'S
  8. GROSS PROFIT                                                  OPERATING REPORT, AS DESCRIBED IN THE
----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                 ADDENDUM TO THE MARCH MONTHLY
----------------------------------------------------------------------------------------------------------------
   9. OFFICER/INSIDER COMPENSATION                                 OPERATING REPORT.
  10. DIRECT LABOR/SALARIES
  11. PAYROLL TAXES
  12. RENT & LEASE EXPENSE
  13. INSURANCE
  14. DEPRECIATION/DEPLETION/AMORTIZATION
  15. GENERAL & ADMINISTRATIVE
  16. OTHER (ATTACH LIST)
  17. TOTAL OPERATING EXPENSES
  18. INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE
----------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------
  19. NON-OPERATING INCOME (ATT.  LIST)
  20. NON-OPERATING EXPENSE (ATT.  LIST)
  21. INTEREST  EXPENSE
  22. OTHER (ATTACH LIST)
  23. NET OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------
  24. PROFESSIONAL FEES
  25. U.S. TRUSTEE FEES
  26. OTHER (ATTACH LIST)
  27. TOTAL REORGANIZATION EXPENSES
  28. INCOME TAX
  29. NET PROFIT (LOSS)
----------------------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                        CONSOLIDATING INCOME STATEMENT
                      For the month ended April 30, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                      NON-DEBTOR SUBSIDIARIES
                                                    (Provided for informational
                                                purposes only on a basis consistent
                                                 with the Debtors previous public
                                                       financial reporting)

                                           SMTK                                     SMTK                        TOTAL DEBTORS
                                          DEBTORS                                NON-DEBTORS                    AND NON-DEBTORS
                                        ------------                             -----------                    ---------------
Revenue                                            -                                       -                                -

Cost of revenue                                    -                                       -                                -
                                        ------------                             -----------                    ---------------

     Gross profit                                  -                                       -                                -

General and administrative                   120,885                                       -                          120,885

Reorganization costs:
  Professionals costs                      2,199,856                                  60,267                        2,260,123
  Other                                      263,888                                       -                          263,888
                                        ------------                             -----------                    ---------------

     Operating loss                       (2,584,629)                                (60,267)                      (2,644,896)

  Interest expense                          (101,918)                                      -                         (101,918)

  Interest income                            346,192                                       -                          346,192

                                        ------------                             -----------                    ---------------
Net loss                                  (2,340,355)                                (60,267)                      (2,400,622)
                                        ============                             ===========                    ===============

Readers are cautioned to read the attached addendum to the financial statements.

                  SMARTALK TELESERVICES, INC AND SUBSIDIARIES
                             DEBTORS-IN POSSESSION
                        CONSOLIDATING INCOME STATEMENT
                      For the month ended March 31, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                      NON-DEBTOR SUBSIDIARIES
                                                    (Provided for informational
                                                purposes only on a basis consistent
                                                 with the Debtors previous public
                                                       financial reporting)


                                             SMTK                                 SMTK                      TOTAL DEBTORS
                                            DEBTORS                            NON-DEBTORS                  AND NON-DEBTORS
                                       ---------------                       ---------------               ----------------
Revenue                                    8,700,090                             1,311,650                     10,011,740

Cost of revenue                            1,875,237                               947,916                      2,823,153
                                       ---------------                       ---------------                ---------------

     Gross profit                          6,824,853                               363,734                      7,188,587

Sales and marketing                        4,727,707                                63,116                      4,790,823
General and administrative                 6,122,543                               662,679                      6,785,222

Reorganization costs:                              -                                     -                              -
  Professionals costs                        612,070                                     -                        612,070
  Other                                            -                                     -                              -
                                       ---------------                       ---------------                ---------------
     Operating loss                       (4,637,467)                            (362,061)                     (4,999,528)

Interest expense                            (101,012)                                2,943                        (98,069)
Interest income                                    -                                     -                              -
Loss on AT&T sale                       (124,212,445)                                    -                   (124,212,445)
Loss on asset impairment and
   estimated liquidation losses          (52,974,250)                                    -                    (52,974,250)
                                       ---------------                       ---------------                ---------------
Net loss                                (181,925,174)                            (359,118)                   (182,284,292)
                                       ===============                       ===============                ===============

Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                      For the month ended April 30, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40 million promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. Although the Company and AT&T have not yet finalized the Closing Statements, AT&T has suggested that the principal amount of the Holdback Note be reduced by $4,578,072 to $35,421,928. Due to the uncertainty surrounding the amount of offsets, if any, against the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated face amount until the Closing Statements are finalized.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company has recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The liquidation of such assets has not yet occurred and thus the actual liquidation value and impairment loss may differ from the Company's preliminary estimates which have been used to prepare the financial statements included herein. The Company undertakes no obligation to update its estimate of the loss or impairment of assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports). The Company will adjust the carrying amounts of such assets in future reporting periods when more accurate realizable values are determined.


          The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

                                                            ACCRUAL BASIS -4
-------------------------------------------
  DEBTORS: WORLDWIDE DIRECT, INC., et al.                        SECOND  QUARTER
-------------------------------------------                      ------
                                                       Bank: FIRSTAR
-------------------------------------------                  -------
  CASE NUMBERS: 99-108 to 99-127 (MFW)          Account no.: 4889-40040
-------------------------------------------                  ----------
                                               Account type: Operating
                                                             ---------
  NOTE:
  ALL CASH DISBURSEMENTS, EXCLUDING INTER-ACCOUNT TRANSFERS, ARE DISBURSED OUT OF THE FIRSTAR OPERATING ACCOUNT #4889-40040 FROM SMTK EXPEDITE CO., INC. (f.k.a. SMARTALK TELESERVICES, INC.) CASE NUMBER 99-109.

-----------------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                                                         MONTH
                                                                                ------------------------------------------
  DISBURSEMENTS                                                                        4/1/99 - 4/30/99
-----------------------------------------------------------------------------------------------------------------------------------
     1.  CASH - BEGINNING OF MONTH                                                             $         -
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
     2.  CASH SALES (FROM MERCHANT CARD RECHARGES)                                             $         -
     3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                     $         -
     4.  LOANS & ADVANCES                                                                      $         -
     5.  SALE OF ASSETS                                                                        $         -
     6.  OTHER:
         TRANSFERS IN FROM MONEY MARKET ACCOUNT                                 $   3,995,803
         MISCELLANEOUS RECEIPTS FROM REFUNDS                                    $      10,934
         TOTAL OTHER                                                                           $ 4,006,737
     7.  TOTAL RECEIPTS                                                                        $ 4,006,737
     8.  TOTAL CASH AVAILABLE                                                                  $ 4,006,737

------------------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
      9.  CHECKS WRITTEN - 4/01/99-4/30/99 (SEE ATTACHED LIST)                                 $   496,217
     10.  WIRE TRANSFERS - 4/01/99-4/30/99 (SEE ATTACHED LIST)                                 $ 3,382,340
     11.  OTHER:
           CASH TRANSFERS OUT TO CANADA ACCOUNT 4/01/99-4/30/99                 $         124
           BANK CHARGES                                                         $         133
     12.  TOTAL OTHER                                                                          $       257

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                        $ 3,878,814
          ENDING ACCOUNT BALANCE                                                               $   127,923

  ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                               $48,043,959
          SEE ACCRUAL BASIS - 6

  ADD: SHORT-TERM TREASURY BILL SECURITIES BALANCES                                            $45,807,694
          SEE ACCRUAL BASIS - 6

  END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS- 6, LINE 13)                                $93,979,576
-----------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------
  DEBTORS: WORLDWIDE DIRECT, INC., et al.            ACCRUAL BASIS - 5
  ------------------------------------------

  ------------------------------------------
  CASE NUMBERS: 99-108 to 99-127 (MFW)
  ------------------------------------------


 ------------------------------------------------------------------------------
                                                   MONTH       MONTH   MONTH
                                             --------------------------------
     ACCOUNTS RECEIVABLE AGING                 April 30, 1999

  1.  0 - 30 days old                        $            -
  2.  31 - 60 days old                                    -
  3.  61 - 90 days old                                    -
  4.  91+ days old                                        -
  5.  TOTAL ACCOUNTS RECEIVABLE                           -
  6.  AMOUNT CONSIDERED UNCOLLECTIBLE                     -
  7.  ACCOUNTS RECEIVABLE (NET)              $            -
 ------------------------------------------------------------------------------

 -----------------------------------------------
                                                      MONTH: April 30, 1999
                                                            ---------------
       AGING OF POSTPETITION ACCOUNTS PAYABLE
 ------------------------------------------------------------------------------
                             0-30       31-60        61-90    91+
                             DAYS        DAYS        DAYS     DAYS       TOTAL
 ------------------------------------------------------------------------------
     ACCOUNTS PAYABLE      $726,464    $272,581     $   -     $   -    $999,045
 ------------------------------------------------------------------------------

     NOTE: Accounts payable aged over 30 days represent professional fees subject to 20% holdback provision pursuant to bankruptcy court order.

 ---------------------------------------------------

  STATUS OF POSTPETITION TAXES                           MONTH: April 30, 1999

 ---------------------------------------------------------------------------------------------------------
                                        BEGINNING         AMOUNT                  ENDING
                                           TAX        WITHHELD AND /   AMOUNT       TAX       DELINQUENT
  FEDERAL                               LIABILITY*      0R ACCRUED      PAID     LIABILITY       TAXES
 ---------------------------------------------------------------------------------------------------------
      1.  WITHHOLDING**                   $      -        $  7,435    $  7,435       $  -        $    -
      2.  FICA-EMPLOYEE**                 $      -        $    752    $    752       $  -        $    -
      3.  FICA-EMPLOYER**                 $      -        $    752    $    752       $  -        $    -
      4.  UNEMPLOYMENT                    $      -        $     16    $     16       $  -        $    -
      5.  INCOME                          $      -        $      -    $      -       $  -        $    -
      6.  OTHER (ATTACH LIST)             $      -        $      -    $      -       $  -        $    -
      7.  TOTAL FEDERAL TAXES             $      -        $  8,955    $  8,955       $  -        $    -
 ---------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
 ---------------------------------------------------------------------------------------------------------
      8.  WITHHOLDING                     $      -        $  2,047    $  2,047       $  -        $    -
      9.  SALES                           $222,340        $      -    $222,340       $  -        $    -
     10.  EXCISE                          $266,168        $      -    $266,168       $  -        $    -
     11.  UNEMPLOYMENT                    $      -        $    132    $    132       $  -        $    -
     12.  REAL PROPERTY                   $      -        $      -    $      -       $  -        $    -
     13.  PERSONAL PROPERTY               $      -        $      -    $      -       $  -        $    -
     14.  OTHER - STATE DISABILITY        $      -        $      -    $      -       $  -        $    -
     15.  TOTAL STATE & LOCAL             $488,508        $  2,179    $490,687       $  -        $    -
     16.  TOTAL TAXES                     $488,508        $ 11,134    $499,642       $  -        $    -
 ---------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
     NOTE: Withholdings are processed and remitted directly by Automatic Data Processing (ADP) a third party payroll processor.

 -------------------------------------------
  DEBTORS: WORLDWIDE DIRECT, INC., et al.             ACCRUAL BASIS - 6
 -------------------------------------------

 -------------------------------------------
  CASE NUMBERS: 99-108 to 99-127 (MFW)
 -------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                           MONTH: April 30, 1999
------------------------------------------------                                                  --------------
  BANK RECONCILIATIONS
                                                                     Account #1     Account #2      Account #3     Account #2
-----------------------------------------------------------------------------------------------------------------------------------
  A.      BANK:                                                        FIRSTAR         FIRSTAR         FIRSTAR         FIRSTAR
-----------------------------------------------------------------------------------------------------------------------------------
  B.      ACCOUNT NUMBER:                                            4889-40040      4889-40099      4889-40107     4889-40115
-----------------------------------------------------------------------------------------------------------------------------------
  C.      PURPOSE (TYPE):                                            OPERATING         CANADA      UNITED KINGDOM    FLETCHER
-----------------------------------------------------------------------------------------------------------------------------------
     1.  BALANCE PER BANK STATEMENT                                 $   320,771      $    49,990     $ 1,175,777    $39,057,551
     2.  ADD: TOTAL DEPOSITS NOT CREDITED                           $         -      $         -     $         -    $         -
     3.  SUBTRACT: OUTSTANDING CHECKS                               $  (192,848)     $         -     $   (53,778)   $         -
     4.  OTHER RECONCILING ITEMS (ATTACH LIST)                      $         -      $        10     $   (50,000)   $         -
     5.  MONTH END BALANCE PER BOOKS                                $   127,923      $    50,000     $ 1,071,999    $39,057,551
     6.  NUMBER OF LAST CHECK WRITTEN                                      1084             None            1027           None

                                                                     Account #3
---------------------------------------------------------------------------------------------------------
  A.      BANK:                                                        FIRSTAR
--------------------------------------------------------------------------------------
  B.      ACCOUNT NUMBER:                                             4889-40123             TOTAL
--------------------------------------------------------------------------------------
  C.      PURPOSE (TYPE):                                            MONEY MARKET
---------------------------------------------------------------------------------------------------------
     1.  BALANCE PER BANK STATEMENT                                  $ 3,293,128          $43,897,217
     2.  ADD: TOTAL DEPOSITS NOT CREDITED                            $ 5,371,281          $ 5,371,281
     3.  SUBTRACT: OUTSTANDING CHECKS                                $         -          $  (246,626)
     4.  OTHER RECONCILING ITEMS (ATTACH LIST)                       $  (800,000)         $  (849,990)
     5.  MONTH END BALANCE PER BOOKS                                 $ 7,864,409          $48,171,882
     6.  NUMBER OF LAST CHECK WRITTEN                                       None

 ----------------------------------------------------
  INVESTMENT ACCOUNTS
 --------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF        MATURITY        TYPE OF       PURCHASE        CURRENT
  BANK ACCOUNT NAME & NUMBER                              PURCHASE          DATE        INSTRUMENT        PRICE          VALUE
 --------------------------------------------------------------------------------------------------------------------------------
     7.  FIRSTAR TREASURY BILL ACCOUNT  #2260-00038     April 1, 1999   April 29, 1999  TREASURY BILL   $50,999,475        MATURED
     8.  FIRSTAR TREASURY BILL ACCOUNT  #2260-00038     April 29, 1999  June 3, 1999    TREASURY BILL   $45,807,694    $45,807,694
     9.
    10.
 ----------------------------------------------------------------------------------------------------
    11.              TOTAL  INVESTMENTS                                                                                $45,807,694
 ----------------------------------------------------------------------------------------------------

 -------------------------------
  CASH
 ---------------------------------------------------------------------------------------------------------------------
    12.  CURRENCY ON HAND                                                                                              $48,171,882
 ---------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------
    13.  TOTAL CASH - END OF MONTH                                                                                     $93,979,576
 ---------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------
  DEBTORS: WORLDWIDE DIRECT, INC., et al.                                                                    ACCRUAL BASIS - 7
  -------------------------------------------------------------------

  -------------------------------------------------------------------
   CASE  NUMBERS: 99-108 to 99-127 (MFW)
  -------------------------------------------------------------------
                                                                                             MONTH:   April 30, 1999
                                                                                                      -----------------
  --------------------------------------------------------------------------------------------------------------------------------
                    PAYMENTS TO INSIDERS AND PROFESSIONALS
  --------------------------------------------------------------------------------------------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
  INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
  AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
  COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
  ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF
  NECESSARY.

  --------------------------------------------------------------------------------------------------------------------------------
                                    INSIDERS
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         CUMULATIVE
                                                                                       TYPE OF              AMOUNT       UNPAID
                NAME                           POSITION                                PAYMENT                PAID         BALANCE
  --------------------------------------------------------------------------------------------------------------------------------
  1. Bereday, Thaddeus                  Vice President, General Counsel, Asst. Sec.    Wages, Exp., Bonus     $ 74,335
  --------------------------------------------------------------------------------------------------------------------------------
  2. Wooddell, Wayne                    SmarTalk CFO                                   Bonus                    62,500
  --------------------------------------------------------------------------------------------------------------------------------
  3.
  --------------------------------------------------------------------------------------------------------------------------------
  4.
  --------------------------------------------------------------------------------------------------------------------------------
  5.
  --------------------------------------------------------------------------------------------------------------------------------
  6.
  --------------------------------------------------------------------------------------------------------------------------------
  7.
  --------------------------------------------------------------------------------------------------------------------------------
  8.
  --------------------------------------------------------------------------------------------------------------------------------
  9.
  --------------------------------------------------------------------------------------------------------------------------------
  10.
  --------------------------------------------------------------------------------------------------------------------------------
                          TOTAL PAYMENTS TO INSIDERS                                                         $ 136,835
  --------------------------------------------------------------------------------------------------------------------------------


  --------------------------------------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
  --------------------------------------------------------------------------------------------------------------------------------
                                                  TYPE             DATE OF COURT
                                                   OF              ORDER AUTHORIZING      AMOUNT        AMOUNT           TOTAL PAID
                 NAME                           PROFESSIONAL          PAYMENT             APPROVED      PAID             TO DATE
  --------------------------------------------------------------------------------------------------------------------------------
  1. Zolpho Cooper, LLC                         Consultant         April 12, 1999         $ 92,809      $ 92,809         $ 92,809
  --------------------------------------------------------------------------------------------------------------------------------
  2. Klehr, Harrison, Harvey,
     Branzburg & Ellers LLP                     Legal              February 18, 1999      $ 22,767      $ 22,767         $ 22,767
  --------------------------------------------------------------------------------------------------------------------------------
  3.
  --------------------------------------------------------------------------------------------------------------------------------
  4.
  --------------------------------------------------------------------------------------------------------------------------------
  5.
  --------------------------------------------------------------------------------------------------------------------------------
  6. TOTAL  PAYMENTS TO PROFESSIONALS
  --------------------------------------------------------------------------------------------------------------------------------


  --------------------------------------------------------------------------------------------------------------------------------
     ADEQUATE PROTECTION  PAYMENTS
  --------------------------------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                SCHEDULED           AMOUNTS
                                                                                MONTHLY             PAID                TOTAL
                                                                                PAYMENTS            DURING              UNPAID
                 NAME OF CREDITOR                                               DUE                 MONTH            POSTPETITION
  --------------------------------------------------------------------------------------------------------------------------------
  1. NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
  --------------------------------------------------------------------------------------------------------------------------------
  2.
  --------------------------------------------------------------------------------------------------------------------------------
  3.
  --------------------------------------------------------------------------------------------------------------------------------
  4.
  --------------------------------------------------------------------------------------------------------------------------------
  5.
  --------------------------------------------------------------------------------------------------------------------------------
  6.
  --------------------------------------------------------------------------------------------------------------------------------
  7.
  --------------------------------------------------------------------------------------------------------------------------------
  8.
  --------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------


  -----------------------------------------------------------------------------------
  DEBTORS: WORLDWIDE DIRECT, INC., et al.                                                                        ACCRUAL BASIS - 8
  -----------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------
  CASE  NUMBERS: 99-108 to 99-127 (MFW)
  -----------------------------------------------------------------------------------

                                                                                     MONTH:          April 30, 1999
                                                                                            -----------------------

  ----------------------------------------------------------------------------------
  QUESTIONNAIRE
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                                               YES            NO
  --------------------------------------------------------------------------------------------------------------------------------
  1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
     THE  NORMAL  COURSE  OF  BUSINESS  DURING THIS  REPORTING  PERIOD?                                         X
  --------------------------------------------------------------------------------------------------------------------------------
  2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
     OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                                         X
  --------------------------------------------------------------------------------------------------------------------------------
  3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE  FROM RELATED PARTIES?                                                                                        X
  --------------------------------------------------------------------------------------------------------------------------------
  4. HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
     THIS REPORTING PERIOD?                                                                                     X
  --------------------------------------------------------------------------------------------------------------------------------
  5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                                                   X
  --------------------------------------------------------------------------------------------------------------------------------
  6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                                       X
  --------------------------------------------------------------------------------------------------------------------------------
  7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
     PAST  DUE?                                                                                                               X
  --------------------------------------------------------------------------------------------------------------------------------
  8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                                  X
  --------------------------------------------------------------------------------------------------------------------------------
  9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                                           X
  --------------------------------------------------------------------------------------------------------------------------------
  10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                                      X
  --------------------------------------------------------------------------------------------------------------------------------
  11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
      REPORTING PERIOD?                                                                                                       X
  --------------------------------------------------------------------------------------------------------------------------------
  12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                         X
  --------------------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  1. Pursuant to an order of the bankruptcy court under 11 U.S.C. SS 105, 363, 365 and 1146(C) approving an asset purchase agreement between the debtors and AT&T Corp, substantially all of the debtors' assets were assumed, sold and assigned to AT&T Corp. effective March 31, 1999.

  4. Pursuant to an order of the bankruptcy court, the debtors satisfied pre-petition obligations in the form of cure payments of contracts assigned to AT&T Corp. in connection with the asset purchase agreement.

  10. Pursuant to ordinary course business transactions with creditors in accordance with standard payment terms, certain amounts were outstanding.

  --------------------------------------------------------------------------------------------------------------------------------
  INSURANCE
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                                              YES            NO
  --------------------------------------------------------------------------------------------------------------------------------
  1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                  X
  --------------------------------------------------------------------------------------------------------------------------------
  2. ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                               X
  --------------------------------------------------------------------------------------------------------------------------------
  3. PLEASE  ITEMIZE  POLICIES  BELOW.
  --------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                        INSURANCE POLICIES
----------------------------------------------------------------------------------------------------------------------------------
           TYPE OF                                                                  PERIOD                       PAYMENT AMOUNT
           POLICY                                           CARRIER                 COVERED                      & FREQUENCY
----------------------------------------------------------------------------------------------------------------------------------
1. Directors & Officers Liability                           Genesis                 10/22/98-10/22/99            $175,000 & annual
----------------------------------------------------------------------------------------------------------------------------------
2. Directors & Officers Liability                           Agricultural Excess     10/22/98-10/22/99            $87,500 & annual
----------------------------------------------------------------------------------------------------------------------------------
3. Directors & Officers Liability                           Zurich-American         10/22/98-10/22/99            $92,000 & annual
----------------------------------------------------------------------------------------------------------------------------------
4. Directors & Officers Liability                           Genesis                 10/22/98-10/22/99            $60,000 & annual
----------------------------------------------------------------------------------------------------------------------------------
5. Directors & Officers Liability (A-side)                  Executive Risk          12/11/98-10/22/99            $150,000 & annual
----------------------------------------------------------------------------------------------------------------------------------
6. Directors & Officers Liability (A-side)                  Reliance Insurance Co.  12/11/98-10/22/99            $105,000 & annual
----------------------------------------------------------------------------------------------------------------------------------
7. Crime                                                    Travelers Group         8/6/98-8/6/99                $3,587 & annual
----------------------------------------------------------------------------------------------------------------------------------
8. Bond Premium                                             Harry Koch              9/25/98-9/25/99              $500 & annual
----------------------------------------------------------------------------------------------------------------------------------
9. Business Auto                                            Travelers Group         3/24/99-3/24/00              $8,106 annual
----------------------------------------------------------------------------------------------------------------------------------
10. Boiler & Machinery                                      Travelers Group         3/24/99-3/24/00              $1,547 annual
----------------------------------------------------------------------------------------------------------------------------------
11. Commercial Umbrella                                     Travelers Group         3/24/99-3/24/00              $12,212 annual
-----------------------------------------------------------------------------------------------------------------------------------
12. Kidnap & Ransom                                         Travelers Group         3/24/99-3/24/00              $1,133  annual
-----------------------------------------------------------------------------------------------------------------------------------
13. Fiduciary Liability                                     Travelers Group         3/24/99-3/24/00              $1,002  annual
-----------------------------------------------------------------------------------------------------------------------------------
14. Worker's Compensation - Illinois*                       Wausau                  3/24/99-3/24/00              $547 annual
----------------------------------------------------------------------------------------------------------------------------------
15. Worker's Compensation - All Other States*               Wausau                  3/24/99-3/24/00              $17,073 annual
----------------------------------------------------------------------------------------------------------------------------------
16. Worker's Compensation - Administration Fee*             Picton Cavanaugh        3/24/99-3/24/00              $15,000 annual
----------------------------------------------------------------------------------------------------------------------------------
17. Commercial Package Policy                               Travelers Group         3/24/99-3/24/00              $41,532 annual
----------------------------------------------------------------------------------------------------------------------------------

            * Worker's Compensation and General Liability premiums are based on
"estimated" payrolls. Premium adjustments may be made as actual payrolls are known.
----------------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------
  DEBTORS: WORLDWIDE DIRECT, INC., et al.                                                                         ACCRUAL BASIS - 9
  ----------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------
  CASE  NUMBERS: 99-108 to 99-127 (MFW)
  ----------------------------------------------------------------------------------

                                                            MONTH:    April 30, 1999
                                                                      ------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                             PERSONNEL
  --------------------------------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                                   FULLTIME          PART TIME

  --------------------------------------------------------------------------------------------------------------------------------
  1.   Total number of employees at beginning of period (as of 4/1/99)                                3                 0
  --------------------------------------------------------------------------------------------------------------------------------
  2.   Number of employees hired during the period                                                    0                 0
  --------------------------------------------------------------------------------------------------------------------------------
  3.   Number of employees terminated or resigned during the period                                   3                 0
  --------------------------------------------------------------------------------------------------------------------------------
  4.   Total number of employees on payroll at end of period (as of 4/30/99)                          0                 0
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                         CHANGE OF ADDRESS



  --------------------------------------------------------------------------------------------------------------------------------

 If your mailing address has changed and you have not previously notified the


 DATE of CHANGE:  _____________________________-

 NEW ADDRESS

 ------------------------------------------------------------------

 ------------------------------------------------------------------

 ------------------------------------------------------------------

 ------------------------------------------------------------------